UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2025

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2025, the board of directors (the “Board”) of Energy Focus, Inc. (the “Company”) appointed Sophia Shee as a director of the Company, effective immediately.

Ms. Shee brings over four years of experience in the renewable energy and manufacturing sectors. She has held various positions of increasing responsibility at the Company. From June 2019 to April 2021, Ms. Shee served as a Business Analyst , during which time she achieved a 50% cost savings on the Company’s CRM by managing a database migration from Salesforce to HubSpot. Subsequently, as a Special Projects Manager from April 2021 to August 2023 , she negotiated an over 95% significant reduction in a subscription expense. Most recently, Ms. Shee served as Accounts Receivable & Board Secretary from August 2023 to March 2024 , where she reduced accounts receivable aging balances by 71% within 90 days, and collaborated with the management team to ensure compliance with governance standards and regulatory requirements. Ms. Shee has held no position in the Company since March 2024, and returned this month exclusively to serve on the Board of Directors without taking on any additional positions. Ms. Shee holds a Master of Global Management from the Thunderbird School of Global Management and a Bachelor of Business Administration from Simon Fraser University. She is a certified Project Management Professional (PMP), Certified Scrum Master (CSM), and Salesforce Certified Administrator (SCA).

Ms. Shee has not been appointed to any committees of the Board at this time and will participate in the Company’s standard director compensation program, which consists of an annual cash retainer of $2,000. There are no arrangements or understandings between Ms. Shee and any other person pursuant to which she was selected as a director. Furthermore, there are no related person transactions involving Ms. Shee that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2025

ENERGY FOCUS, INC.

	By:	/s/ Chiao Chieh (Jay) Huang
	Name:	Chiao Chieh (Jay) Huang
	Title:	Chief Executive Officer